SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 20, 2001
                Date of Report (Date of earliest event reported)


                         YORK INTERNATIONAL CORPORATION
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                    1-10863                   13-3473472
   -----------------             ------------               --------------
(State of Incorporation)         (Commission                (IRS Employer
                                 File Number)            Identification Number)


   631 SOUTH RICHLAND AVENUE
      YORK, PENNSYLVANIA                                      17403
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(Address of Principal Executive Offices)                   (Zip Code)


      Registrant's telephone number, including area code: (717) 771-7890


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ITEM 5.     OTHER EVENTS

            On June 20, 2001, York International Corporation announced the completion of a new bank financing. The new $900 million bank financing consists of a $400 million 5-year Credit Agreement, a $300 million 364-day Credit Agreement and a $200 million 120-day credit facility. A bond issue will replace the 120-day credit facility. York expects to use any drawings under the new bank facility for general corporate purposes including the backup of any commercial paper borrowings. The financing was jointly arranged by Citibank N.A and JP Morgan Chase.

            A copy of the press release issued by the Registrant on June 20, 2001, regarding the new bank financing is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits.

                      99.1     Press release, dated June 20, 2001


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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 26, 2001

                           YORK INTERNATIONAL CORPORATION



                           By: /s/ Jane G. Davis
                               ---------------------------------------------
                               Name:   Jane G. Davis, Esq.
                               Title:  Vice President, Secretary and
                                       General Counsel


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                                  EXHIBIT INDEX

Exhibit
Number                        Description
-------                       -----------

99.1            Press release, dated June 20, 2001, issued by the Registrant